                                                                    Exhibit 99.9
                     REVISED BENEFICIAL OWNER ELECTION FORM
                                   relating to
                              BLUE VALLEY BAN CORP.
                         RIGHTS TO PURCHASE COMMON STOCK
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 NOTE FROM YOUR NOMINEE: YOU SHOULD RETURN THIS FORM ON A TIMELY BASIS TO ENSURE THAT WE ARE ABLE TO ACT PURSUANT
  TO YOUR INSTRUCTIONS. ACCORDINGLY, IF YOU ELECT TO EXERCISE YOUR RIGHTS, PLEASE ENSURE THAT ALL REQUIRED FORMS
 AND PAYMENTS ARE ACTUALLY RECEIVED BY US PRIOR TO 5:00 P.M., EASTERN TIME ON DECEMBER 21, 2008, THE LAST BUSINESS
    DAY PRIOR TO THE SCHEDULED EXPIRATION DATE OF THE RIGHTS OFFERING TO ENSURE THAT WE HAVE SUFFICIENT TIME TO
   DELIVER SUCH FORMS AND PAYMENTS TO THE RELEVANT SUBSCRIPTION AGENT BY 5:00 P.M., EASTERN TIME ON DECEMBER 22,
                      2008, THE SCHEDULED EXPIRATION DATE.
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         The undersigned  acknowledge(s) receipt of your letter and the enclosed materials  relating  to the  rights  offering  by Blue  Valley  Ban  Corp.  (the
"Company"),  of  nontransferable  rights to purchase shares of common stock, par value $1.00 per share, of the Company ("Common Stock"), including the prospectus
and  the  prospectus   supplement   previously  provided  and  the  accompanying
prospectus  supplement No. 2 (collectively,  the "Prospectus").  The undersigned also acknowledge(s) that the exercise of rights is not revocable.
         I (we) hereby instruct you as follows:
         (CHECK THE APPLICABLE BOX OR BOXES AND PROVIDE ALL REQUIRED INFORMATION)
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IF YOU HAVE PREVIOUSLY PROVIDED INSTRUCTION TO YOUR NOMINEE REGARDING THIS OFFERING AND DO NOT WISH TO MAKE CHANGES:
Box 1. |_|  Please  EXERCISE  RIGHTS  to  purchase  shares  of  Common  Stock in
ACCORDANCE WITH THE EARLIER INSTRUCTION.

                                      -OR-

IF YOU HAVE PREVIOUSLY PROVIDED INSTRUCTION TO YOUR NOMINEE REGARDING THIS OFFERING AND WISH TO MAKE CHANGES:
Box 2.     |_|  Please CANCEL the earlier instruction, and DO NOT EXERCISE RIGHTS to purchase shares of Common
Stock
Box 3.     |_|  Please REPLACE the earlier instruction, and EXERCISE RIGHTS to purchase shares of Common Stock as set forth below

         REPLACE EXERCISE OF RIGHTS INSTRUCTION (Complete if Box 3 is checked):

         Basic Subscription Right:  ________________  Rights  x  .1352  = _________________________
                                    (no. of rights)                         (no. of shares to be
                                                                                  purchased)

         Over Subscription Right:   In addition to my Basic Subscription Right, I apply for
_________________________ additional shares=
(no. of shares to be purchased)

         Therefore, I apply for ___________________        x   $18.00     =      $_______________
                             (total no. of new shares)   (subscription price)  (payment required)
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IF YOU HAVE NOT PREVIOUSLY PROVIDED INSTRUCTION TO YOUR NOMINEE REGARDING THIS OFFERING:

Box 1.     |_|  Please DO NOT EXERCISE RIGHTS to purchase shares of Common Stock
Box 2.     |_|  Please EXERCISE RIGHTS to purchase shares of Common Stock as set forth below

         EXERCISE OF RIGHTS INSTRUCTION (Complete if Box 2 is checked):

         Basic Subscription Right:  ________________  Rights  x  .1352  = ________________________
                                    (no of rights)                         (no. of shares to be
                                                                                purchased)

         Over Subscription Right:   In addition to my Basic Subscription Right, I apply for
________________________additional shares
(no. of shares to be purchased)
         Therefore, I apply for         ________________        x   $18.00     =      $_______________
                                  (total no. of new shares)     (subscription price)  (payment required)
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PAYMENT
          |_| Payment of $_____________ is enclosed.
          |_| Please deduct payment of $____________  from the following account maintained by you as follows:
         Type   of   Account:    ______________________    Account   No.: ______________________

SIGNATURE(S) I (we) on my (our) own behalf, or on behalf
of any  person(s)  on whose  behalf,  or under whose  directions,  I am (we are)
signing this form:

     o    Irrevocably elect to purchase the number of shares of Common Stock indicated above upon the terms and conditions specified in the
          Prospectus; and
     o    Agree that if I (we) fail to pay for the shares of Common Stock that I
          (we) have elected to purchase, you may exercise any remedies available to you under law.

Name of beneficial owner(s):
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Signature of beneficial owner(s):

If you are  signing  in your  capacity  as a trustee,  executor,  administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in
a  fiduciary  or   representative   capacity,   please   provide  the  following
information:
Name:
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Capacity:
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Address (including Zip Code):
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Telephone Number:
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